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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  JULY 2, 2001



                                U.S. VISION, INC.
               (Exact Name of Registrant as Specified in Charter)



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
         DELAWARE                                    0-23397                                        22-3032948
(State or other jurisdiction of                (Commission File Number)               (I.R.S. Employer Identification No.)
 incorporation or organization)


1 HARMON DRIVE, GLEN OAKS INDUSTRIAL PARK, GLENDORA, NEW JERSEY                                         08029
(Address of principal executive offices)                                                              (Zip Code)
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                                 (856) 228-1000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On July 2, 2001, U.S. Vision, Inc. and a group of shareholders led by George E. Norcross, III, Joseph J. Roberts, Jr., and Philip A. Norcross (the "Norcross Roberts Group), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Norcross Roberts Group will acquire U.S. Vision (the "Merger"). Pursuant to the terms of the Merger Agreement, each of the outstanding shares of U.S. Vision common stock, including any in-the-money option or warrant to acquire shares of U.S. Vision common stock, will be exchanged for $4.25 per share in cash.

         The Merger Agreement has been unanimously approved by the Board of Directors of U.S. Vision. The Merger is subject to various closing conditions, including the approval of U.S. Vision shareholders and the renewal of one of U.S. Vision's material contracts. In addition, the consummation of the Merger is subject to the Norcross Roberts Group obtaining satisfactory financing to complete the Merger. It is anticipated that the transaction will close before the end of this year.

         U.S. Vision shareholders, including the Norcross Roberts Group, who together own an aggregate of approximately 78% of U.S. Vision's outstanding shares, have indicated that they will approve of and agreed to vote for the Merger.

         Janney Montgomery Scott LLP is serving as the financial advisor to the Board of Directors of U.S. Vision and has rendered its oral opinion to the U.S. Vision board with respect to the fairness, from a financial point of view, of the merger consideration to be received by the shareholders of U.S. Vision.

         A copy of U.S. Vision's press release, dated July 2, 2001, announcing the Merger, and a copy of the Merger Agreement are attached as exhibits hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.
                  99.1    -- Press Release, dated July 2, 2001.*
                  99.2    -- Agreement and Plan of Merger, dated July 2, 2001.*





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         * Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, U.S. Vision, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2001                     U.S. VISION, INC.



                                       By:   /s/ George E. McHenry, Jr.
                                             ---------------------------------
                                             George E. McHenry, Jr., Chief
                                                Financial Officer


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                                  EXHIBIT INDEX


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
         EXHIBIT
         NUMBER                        EXHIBIT
         ------                        -------
           99.1         --Press Release dated July 2, 2001.*
           99.2         --Agreement and Plan of Merger, dated July 2, 2001.*
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    * Filed herewith.